Exhibit 10.3

EXHIBIT  A

[Form of]

Loan Notice

TO:                  Bank of America, N.A., as Administrative Agent

RE:                  Credit Agreement, dated as of May 5, 2017, by and among TopBuild Corp., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]1

The undersigned hereby requests (select one):

☐  A Borrowing of [Revolving Credit] [Term] Loans

☐  A [conversion] or [continuation] of [Revolving Credit][Term] Loans

---

1.         On _______________ (the “Credit Extension Date”) 2

2.         In the amount of $_______________3

3.         Comprised of:  ☐  Base Rate Loans

 ☐  Eurodollar Rate Loans

4.         For Eurodollar Rate Loans:  with an Interest Period of _______ months 4

[After giving effect to the Revolving Credit Borrowing requested herein, the Total Revolving Credit Outstandings will not exceed the Revolving Credit Facility.] 5

[1]

Must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans.

[2]	Must be a Business Day.
[3]	Must be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.
[4]	One, two, three or six months.
[5]	Include this sentence in the case of a Revolving Credit Borrowing.

Exhibit A

Form of Committed Loan Notice

The Borrower hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension Date.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

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Exhibit A

Form of Committed Loan Notice

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title:

Exhibit A

Form of Committed Loan Notice

EXHIBIT B

[Form of]

Swing Line Loan Notice

TO:                  Bank of America, N.A., as Administrative Agent and Swing Line Lender

RE:                  Credit Agreement, dated as of May 5, 2017, by and among TopBuild Corp., a Delaware corporation, (the “Borrower”), the Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:            [Date] 1

The undersigned hereby requests a Swing Line Loan:

1.         On ___________________________ (the “Credit Extension Date”). 2

2.         In the amount of $____________________.  3

After giving effect to the Swing Line Loan requested herein, the Total Revolving Credit Outstandings will not exceed the Revolving Credit Facility at such time.  The Borrower will not use the proceeds of the Swing Line Loans requested herein to refinance any outstanding Swing Line Loan.

The Borrower hereby represents and warrants that the conditions specified in Section 4.02 shall be satisfied on and as of the date of the Credit Extension Date.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

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[1]	Must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date.
[2]	Must be a Business Day.
[3]	Must be a minimum of $100,000.

Exhibit B

Form of Swing Line Notice

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title:

Exhibit B

Form of Swing Line Notice

EXHIBIT C-1

[Form of]

Term Note

[__________,  _____]

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 5,  2017 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined unless otherwise defined herein), among the Borrower, the Guarantors, the Lender and the other lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Term Loan made by the Lender from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any principal amount is not paid in full when due hereunder, such unpaid amount shall bear interest from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Term Notes referred to in the Credit Agreement and the holder is entitled to the benefits thereof.  Each Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. This Term Note evidences and renews a portion of the indebtedness previously evidenced by the Credit Agreement, on which all required Florida documentary stamp taxes were previously paid.  This Term Note is exempt from Florida documentary stamp taxes as a renewal note under Fla. Stat. §201.09.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

Delivery of an executed counterpart of a signature page of this Term Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Term Note.

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Exhibit C-1

Form of Term Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title:

Exhibit C-1

Form of Term Note

EXHIBIT C-2

[Form of]

Revolving Credit Note

[__________, _____]

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 5, 2017 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined unless otherwise defined herein), among the Borrower, the Guarantors, the Lender and other lenders from time to time party  thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  Except as otherwise provided in Section 2.04(f) of the Credit Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any principal amount is not paid in full when due hereunder, such unpaid amount shall bear interest from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof.  Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto. This Revolving Credit Note evidences and renews a portion of the indebtedness previously evidenced by the Credit Agreement, on which all required Florida documentary stamp taxes were previously paid.  This Revolving Credit Note is exempt from Florida documentary stamp taxes as a renewal note under Fla. Stat. §201.09.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

Delivery of an executed counterpart of a signature page of this Revolving Credit Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Revolving Credit Note.

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Exhibit C-2

Form of Revolving Credit Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title:

Exhibit C-2

Form of Revolving Credit Note

EXHIBIT D-1

[Form of]

Compliance Certificate

Financial Statement Date:  [________,  ____]

TO:                  Bank of America, N.A., as Administrative Agent

RE:                  Credit Agreement, dated as of May 5, 2017, by and among TopBuild Corp., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:            [Date]

The undersigned Responsible Officer hereby certifies, solely in his capacity as an officer of the Borrower (and not in any personal capacity), as of the date hereof that [he/she] is the [__________________]1  of the Borrower, and that, as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower and the other Loan Parties, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.         The Borrower has delivered the fiscal year-end audited consolidated balance sheet required by Section 6.01(a) of the Credit Agreement for the fiscal year of the Borrower and its Restricted Subsidiaries ended as of the above date, together with the opinion of an independent certified public accountant required by such section, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.         The Borrower has delivered the unaudited consolidated financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Borrower and its Restricted Subsidiaries ended as of the above date.  Such consolidated financial statements fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[1]	This certificate should be from the chief executive officer, chief financial officer, treasurer or controller of the Borrower.

Exhibit D-1

Form of Compliance Certificate

2.         The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and financial condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements.

3.         A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and each of the other Loan Parties performed and observed all of its obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, no Default has occurred and is continuing during such fiscal period.]

--or—

[to the knowledge of the undersigned, the following is a list of each Default that has occurred and is continuing during such fiscal period and its nature and status:]

4.         The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, which representations and warranties were true and correct in all material respects as of such earlier date), and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.         The financial covenant analyses and information as of the end of the fiscal quarter ended on the Financial Statement Date and set forth on Schedule A attached hereto are true and accurate on and as of the date of this Certificate.

6.         Schedule B contains a true and accurate listing of each Unrestricted Subsidiary designated as of the date of this Certificate, together with a summary statement reflecting adjustments necessary to eliminate the accounts of such Unrestricted Subsidiaries from such consolidated financial statements.

[7.        [To be included for fiscal year-end Compliance Certificate.]  Attached hereto as Schedule C is a supplement to Schedule 5.17 to the Credit Agreement setting forth (A) a list of registration numbers for all patents, trademarks, and copyrights of any Loan Party registered with the U.S. Patent and Trademark Office and the U.S. Copyright Office during such fiscal year and (B) a list of all patent applications, trademark applications, and copyright applications submitted

Exhibit D-1

Form of Compliance Certificate

by any Loan Party to the U.S. Patent and Trademark Office or the U.S. Copyright Office during such fiscal year.]

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

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Exhibit D-1

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate, on behalf of the Borrower, as of the date first set forth above.

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title:

Exhibit D-1

Form of Compliance Certificate

Schedule A

For the Fiscal Quarter/Fiscal Year ended ___________________, ____

(the “Financial Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I. Section 7.11(a) – Consolidated Net Leverage Ratio

A. Consolidated EBITDA for the most recent Measurement Period ending on the Financial Statement Date[10]:

1. Consolidated Net Income for the Measurement Period:

a.   Net income (or loss) of the Borrower and its Restricted Subsidiaries on a consolidated basis minus (or plus, in the case of losses), to the extent included therein, (i) the net income of any Restricted Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Restricted Subsidiary during such Measurement Period, except that the Borrower’s equity in any net loss of any such Restricted Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income, and (ii) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such Measurement

$______

1.

Consolidated EBITDA for any period may include EBITDA of any Acquired Business that is acquired during such period, calculated on a pro forma basis as if such Acquired Business was acquired at the beginning of such period (without duplication with respect to the adjustments in calculating Consolidated EBITDA but giving effect to any reasonably expected synergies in an amount not to exceed 10% of the Consolidated EBITDA of the Parent and its Subsidiaries (other than Excluded Subsidiaries), or such other amount as may be agreed between Parent and Administrative Agent) only if (A) the financial statements of such Acquired Business or new Subsidiary have been audited, for the period sought to be included, by an independent accounting firm satisfactory to the Administrative Agent or (B) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements. Furthermore, the EBITDA may be further adjusted (other than when calculating the financial covenant set forth in Section 7.11(a) if the Credit Agreement) to add-back non-recurring private company expenses which are discontinued upon such acquisition (such as owner’s compensation), as approved by the Administrative Agent. Simultaneously with the delivery of the financial statements referred to in clause (A) and clause (B) above, a Responsible Officer of the Parent shall deliver to the Administrative Agent a Compliance Certificate and appropriate documentation certifying the historical operating results, adjustments and balance sheet of the Acquired Business.

Exhibit D-1

Form of Compliance Certificate

Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Restricted Subsidiary, such Restricted Subsidiary is not precluded from further distributing such amount to the Borrower as described in subclause (i) of this clause (a))

minus, to the extent included in the calculation of Consolidated Net Income for the Measurement Period and without duplication

2. Interest income	$______

3. income tax credits and refunds (to the extent not netted from tax expense)	$______

4.      any cash payments made during such period in respect of items described in clauses (10) through (13) below subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred

$______

5. extraordinary, unusual or non-recurring non-cash income or gains realized	$______

6. any other non-cash items of income or gains	$______

plus,

7. interest expense in accordance with GAAP	$______

8. Federal, state, local and foreign income taxes, paid or accrued	$______

9. depreciation and amortization expense	$______

10.    extraordinary, unusual or non-recurring non-cash expenses, losses or charges which do not represent a cash charge in any future period (including any such expense, loss or charge from discontinued operations

$______

11. non-cash restructuring and rationalization charges and non-cash charges related to impairment of long-lived assets, intangible assets and goodwill	$______

Exhibit D-1

Form of Compliance Certificate

12. non-cash expenses related to stock based compensation (other than with respect to phantom stock and stock appreciation rights)	$______

13. other non-cash charges of any kind	$______

14.    cash restructuring and rationalization charges taken during the during such period in an aggregate amount not to exceed $5,000,000 during any Measurement Period and $10,000,000 during the term of the Credit Agreement

$______

15. any losses for such period attributable to the early extinguishment of Indebtedness or obligations under any Hedge Agreement	$______

16. the Owens Corning Settlement Amount, to the extent paid during such Measurement Period	$______

17. cash fees and expenses incurred in connection with acquisitions, equity issuances and debt incurrences that are not otherwise capitalized (regardless of whether consummated)	$______

18. Consolidated EBITDA (Lines I.A.1.a – 2 – 3 – 4 – 5 – 6 + 7 + 8 + 9 + 10 + 11 + 12 + 13 + 14 +15 + 16 +17)	$______

II. Consolidated Fixed Charge Coverage Ratio

A. Consolidated EBITDA (line I.A.18 above)	$______

B. Aggregate amount of all non-financed Capital Expenditures of the Borrower and its Restricted Subsidiaries	$______

C. the aggregate amount of Federal, state, local and foreign income taxes paid in cash by the Borrower and its Restricted Subsidiaries	$______

D. Consolidated Interest Charges:

1.     all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP

$______

2. all interest paid or payable with respect to discontinued operations	$______

Exhibit D-1

Form of Compliance Certificate

3.     the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period

$______

E. Consolidated Interest Charges (Lines II.D.1+2+3)	$______

F.            the aggregate principal amount of all regularly scheduled principal payments made in cash (after giving effect to any prepayments prior to such Measurement Period paid in cash that reduce the amount of such required payments) of outstanding Indebtedness for borrowed money (excluding the Revolving Credit Loans, payments to reimburse any drawings under any commercial letters of credit, and any payments on Indebtedness required to be made on the final maturity date thereof, and excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 of the Credit Agreement)

$______

G.            the aggregate amount of all Restricted Payments made in cash pursuant to Section 7.06(g) of the Credit Agreement (but excluding the amount of stock repurchases, whether or not pursuant to any accelerated share repurchase program) of or by the Borrower and its Restricted Subsidiaries for the most recently completed Measurement Period

$______

H. Ratio ((II.A – B – C) / (II.E + F + G))	___ to 1.00

I. Minimum Fixed Charge Coverage Ratio	1.25 to 1.00

In compliance?	YES / NO

Exhibit D-1

Form of Compliance Certificate

Schedule B

List of Unrestricted Subsidiaries designated as of the date of this

Compliance Certificate and Summary of Adjustments:

[TO BE COMPLETED BY BORROWER]

Exhibit D-1

Form of Compliance Certificate

[Schedule C

Supplement to Schedule 5.17 to Credit Agreement]

[TO BE COMPLETED BY BORROWER]

Exhibit D-1

Form of Compliance Certificate

EXHIBIT D-2

[Form of]

Security Joinder Agreement

THIS SECURITY JOINDER AGREEMENT (this “Agreement”), dated as of [__________, ____], is by and among [_____________________, a ______________________] (the “Subsidiary Guarantor”), TopBuild Corp., a Delaware corporation (the “Borrower”), and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of May 5, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent.  Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The Subsidiary Guarantor is a Material Subsidiary or a Restricted Subsidiary, which the Loan Parties are required by Section 6.12(a) of the Credit Agreement to cause to become a “Guarantor” thereunder.

Accordingly, the Subsidiary Guarantor and the Borrower hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1.         The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Guarantors contained in the applicable Loan Documents, including, without limitation (a) all of the representations and warranties set forth in Article V of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles VI and VII of the Credit Agreement, in each case, as applicable to Guarantors.  Without limiting the generality of the foregoing terms of this Paragraph 1, the Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article X of the Credit Agreement.

2.         The Subsidiary Guarantor hereby agrees that all of the representations and warranties contained in Article V of the Loan Agreement and each other Loan Document, in each case to the extent applicable to the Subsidiary Guarantor, are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date).

3.         The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to and a “Grantor” under that certain Security and Pledge Agreement, dated as of May 5, 2017 by and among the Borrower, the “Grantors” (as defined in the Security Agreement) and the Administrative Agent (as amended, restated, altered or otherwise modified from time to time, the

Exhibit D-2

Form of Security Joinder Agreement

“Security Agreement”) and shall have all the rights and obligations of a Grantor thereunder as if it had executed the Security Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Grantors contained in the Security Agreement.  Without limiting the generality of the foregoing terms of this Paragraph 2, the Subsidiary Guarantor hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Subsidiary Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary Guarantor.

4.         The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Collateral Document and the schedules and exhibits thereto.  The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the attached Schedule A.

5.         The Borrower confirms that the Credit Agreement is, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect.  The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the Subsidiary Guarantor under the Credit Agreement and under each other Loan Document.

6.         Each of the Borrower and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Agreement.

7.         This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.  The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Exhibit D-2

Form of Security Joinder Agreement

IN WITNESS WHEREOF, each of the Borrower and the Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUBSIDIARY GUARANTOR:	[SUBSIDIARY GUARANTOR]

By:
Name:
Title:

BORROWER:	TOPBUILD CORP.,
a Delaware corporation

By:
Name:
Title:

Acknowledged, accepted and agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Exhibit D-2

Form of Security Joinder Agreement

Schedule A

Schedules to Credit Agreement and Collateral Documents

[TO BE COMPLETED BY BORROWER]

Exhibit D-2

Form of Security Joinder Agreement

EXHIBIT E-1

[Form of]

Assignment and Assumption

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]11 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]12 Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]13 hereunder are several and not joint.]14  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other Loan Documents (including liabilities owing to or by [the Assignor][the respective Assignors]) in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below [(including, without limitation, the [Letters of Credit and the Swing Line Loans] included in such facilities)]15 and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity to the extent related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as  [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.

For bracketed language, here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

2.

For bracketed language, here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

3.	Select as appropriate.
4.	Include bracketed language if there are either multiple Assignors or multiple Assignees.
5.	Include all applicable subfacilities.

Exhibit E-1

Form of Assignment and Assumption

1. Assignor[s]:	____________________________
____________________________

2. Assignee[s]:	_________________________
___________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3. Borrower:	TOPBUILD CORP., a Delaware corporation

4. Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.     Credit Agreement:     Credit Agreement, dated as of May 5, 2017 among the Borrower, the Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, restated, supplemented or otherwise modified from time to time)

6. Assigned Interest:

Assignor[s][6]	Assignee[s][7]	Facility Assigned[8]	Aggregate Amount of Commitment/ Loans for all Lenders[9]	Amount of Commitment / Loans Assigned	Percentage Assigned of Commitment/ Loans[1][0]	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.    Trade Date:__________________]11

Effective Date:  __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6.	List each Assignor, as appropriate.
7.	List each Assignee, as appropriate.
8.	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment”, “Term Commitment”, etc.).
9.

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

10.	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
11.	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date

Exhibit E-1

Form of Assignment and Assumption

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and1[12] Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent
By:
Name:
Title:

[Consented to:][13]

By:
Name:
Title:

12.	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
13.	To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

Exhibit E-1

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

Standard Terms and Conditions for Assignment and Assumption

1.      Representations, Warranties and Covenants.

1.1.   Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.   Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Assignee and meets all the requirements to be an assignee under the terms of the Credit Agreement (subject to such consents, if any, as may be required under the terms of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the terms of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; (c) appoints and authorizes the Administrative Agent to take such action as administrative

Exhibit E-2

Form of Administrative Questionnaire

agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (d) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Loan Parties and their Affiliates or their respective securities and agrees to use such information in accordance with Section 11.07 of the Credit Agreement.

2.      Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.      Effect. As of the Effective Date, (a) [the][each] Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender under the Credit Agreement and (b) [the][each] Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights (except those surviving the termination of the Commitments and payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date.

3.      General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

Exhibit E-1

Form of Assignment and Assumption

EXHIBIT E-2

[Form of]

Administrative Questionnaire

See attached.

Exhibit E-2

Form of Administrative Questionnaire

EXHIBIT F

[Form of]

Permitted Acquisition Certificate24

TO: Bank of America, N.A., as Administrative Agent

RE:                 Credit Agreement, dated as of May 5, 2017, by and among TopBuild Corp., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE: [Date]

[Loan Party] (the “Loan Party”) intends to make an Acquisition of [______] (the “Target”).  The undersigned Responsible Officer of the Loan Party, hereby certifies, solely in [his/her] capacity as an officer of the Loan Party (and not in any personal capacity), pursuant to clause (d) of the definition of “Permitted Acquisition” under the Credit Agreement, that, as of the date hereof:

(a)      No Default exists or would exist after giving effect to the Acquisition of the Target.

(b)      After giving effect to the Acquisition on a Pro Forma Basis, (i) the Loan Parties are in Pro Forma Compliance with each of the financial covenants set forth in Section 7.11 of the Credit Agreement and (ii) the Consolidated Net Leverage Ratio is 0.25 to 1.0 less than the then applicable level set forth in Section 7.11 of the Credit Agreement, calculated using the Measurement Period used to determine Pro Forma Compliance, as demonstrated on Schedule A attached hereto.

(c)      The Loan Parties have complied or, after the closing of the Acquisition, will comply with Section 6.12 of the Credit Agreement, to the extent required to do so thereby.

(d)      Attached hereto as Schedule B is a description of the material terms of the Acquisition.

(e)      Attached hereto as Schedule C are the audited financial statements of the Target as requested by the Administrative Agent and to the extent readily available.]

1.	To be delivered not less than two (2) Business Days prior to the consummation of any Permitted Acquisition with a Cost of Acquisition in excess of $30,000,000.

Exhibit F

Form of Permitted Acquisition Certificate

(f)      Attached hereto as Schedule D are the consolidated projected income statements of the Borrower and its Restricted Subsidiaries (giving effect to the Acquisition).

(g)     The Acquisition is not a “hostile” acquisition and has been approved by the board of directors (or equivalent) and/or shareholders (or equivalents) of the applicable Loan Party and the Target.

(h)     After giving effect to the Acquisition and any Borrowings made in connection therewith, the aggregate principal amount of Revolving Loans available to be borrowed under Section 2.01(b) of the Credit Agreement is at least $25,000,000.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit F

Form of Permitted Acquisition Certificate

IN WITNESS WHEREOF, the undersigned has executed this Permitted Acquisition Certificate, on behalf of the Borrower, as of the date written above.

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title:

Exhibit F

Form of Permitted Acquisition Certificate

Schedule A

Financial Covenant Calculations

[TO BE COMPLETED BY BORROWER]

Exhibit F

Form of Permitted Acquisition Certificate

Schedule B

Description of Material Terms

[TO BE COMPLETED BY BORROWER]

Exhibit F

Form of Permitted Acquisition Certificate

Schedule C

Audited Financial Statements

[TO BE COMPLETED BY BORROWER]

Exhibit F

Form of Permitted Acquisition Certificate

Schedule D

Consolidated Projected Income Statements

[TO BE COMPLETED BY BORROWER]

Exhibit F

Form of Permitted Acquisition Certificate

EXHIBIT G

[Form of]

Security Agreement

See attached.

Exhibit G

Form of Security Agreement

EXHIBIT H-1

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 5, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOPBUILD CORP., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments on the Loan(s) are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:__________________________________________
Name:_____________________________________
Title:______________________________________

Date:______________________________, 20____

Exhibit H-1

Form of Tax Compliance Certificate

EXHIBIT H-2

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 5, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOPBUILD CORP., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) interest payments with respect to such participation are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN-E (or W-8BEN, as applicable).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:__________________________________________
Name:_____________________________________
Title:______________________________________

Date:______________________________, 20____

Exhibit H-2

Form of Tax Compliance Certificate

EXHIBIT H-3

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 5, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOPBUILD CORP., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(C)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments with respect to such participation are not effectively connected with the conduct of a U.S. trade or business by the undersigned or its direct or indirect partners/members.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:__________________________________________
Name:_____________________________________
Title:______________________________________

Date:______________________________, 20____

Exhibit H-3

Form of Tax Compliance Certificate

EXHIBIT H-4

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 5, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOPBUILD CORP., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments on the Loan(s) are not effectively connected with the conduct of a U.S. trade or business by the undersigned or any of its direct or indirect partners/members.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:__________________________________________
Name:_____________________________________
Title:______________________________________

Date:______________________________, 20____

Exhibit H-4

Form of Tax Compliance Certificate

EXHIBIT J

Opinion Matters – Counsel to Loan Parties

See attached.

Exhibit J

Opinion Matters – Counsel to Loan Parties

EXHIBIT N

[Form of]

Solvency Certificate

TO: Bank of America, N.A., as Administrative Agent

RE:                 Credit Agreement, dated as of May 5, 2017, by and among TopBuild Corp., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE: [Date]

The undersigned Chief Financial Officer of the Borrower is familiar with the properties, businesses, assets and liabilities of the Loan Parties and is duly authorized to execute this Solvency Certificate (this “Certificate”) on behalf of the Borrower and the other Loan Parties.

The undersigned certifies that [he/she] has made such investigation and inquiries as to the financial condition of the Loan Parties as the undersigned deems necessary and prudent for the purpose of providing this Certificate.  The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate in connection with the making of Credit Extensions and the other transactions contemplated under the Credit Agreement.

BASED ON THE FOREGOING, the undersigned, solely in [his/her] capacity as the Chief Financial Officer of the Borrower (and not in any individual capacity), certifies that as of the Closing Date:

(a)      The fair value of the property of the Borrower and its Restricted Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of the Borrower and its Restricted Subsidiaries on a consolidated basis.

(b)      The present fair salable value of the assets of the Borrower and its Restricted Subsidiaries on a consolidated basis, is not less than the amount that will be required to pay the probable liability of the Borrower and its Restricted Subsidiaries on a consolidated basis, on their debts as they become absolute and matured.

(c)      The Borrower and its Restricted Subsidiaries on a consolidated basis do not intend to, and do not believe that it will, incur debts or liabilities beyond their consolidated ability to pay such debts and liabilities as they mature.

Exhibit N

Form of Solvency Certificate

(d)      The Borrower and its Restricted Subsidiaries on a consolidated basis are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which their consolidated property would constitute an unreasonably small capital.

(e)      The Borrower and its Restricted Subsidiaries on a consolidated basis are able to pay their consolidated debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. For purposes of this Certificate, the amount of contingent liabilities at any time have been computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit N

Form of Solvency Certificate

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate, on behalf of the Borrower, as of the date written above.

TopBuild Corp.,
a Delaware corporation

By:
Name:
Title: Chief Financial Officer

Exhibit N

Form of Solvency Certificate